UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22229
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LLC

6101 Condor Drive Moorpark, California 93021

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
6101 Condor Drive  Moorpark, California 93021
(818) 224-7050

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Date of fiscal year end: December 31

Date of reporting period:  March 31, 2015

Item 1. Schedule of Investments.

PNMAC Mortgage Opportunity Fund, LLC
Schedule of Investments
March 31, 2015 (Unaudited)
	Shares or
	Principal Amount	Fair Value
INVESTMENTS – 100%*
Investment in Master Fund – 100%*

PNMAC Mortgage Opportunity Fund, LP^	$38,078,105	$221,809,327
Total Investment in Master Fund (Cost $38,078,105)	38,078,105	221,809,327

SHORT-TERM INVESTMENT - < 1%*
BlackRock Liquidity Funds: TempFund Institutional Shares^	$976	$976
Total Short Term Investment (Cost $976)	976	976

TOTAL INVESTMENTS – 100%* (Cost $38,079,081)		221,810,303
Liabilities in Excess of Other Assets - (< 1%)*		(282,334)
TOTAL NET ASSETS - 100%*		$221,527,969

* Percentages are stated as a percent of net assets.
^ Investment represents securities held or issued by related parties
All Investments are in the United States of America

The Fund has elected to be treated as a partnership for federal income tax purposes. Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in this schedule of investments

PNMAC Mortgage Opportunity Fund, LLC (“the Fund”) carries its investments at their fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active market for identical assets or liabilities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the assumptions of PNMAC Capital Management, LLC (the “Investment Manager”) about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

While the Investment Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or inputs to estimate the fair value of certain financial statement items would likely result in a different estimate of fair value at the reporting date. Those fair values may differ significantly from the fair values that would have been used had a readily available market for such assets or liabilities existed, or had such assets or liabilities been liquidated, and those differences could be material to the financial statements.

Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis as of March 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Short-term investment	$976	$-	$-	$976
Investment in Master Fund	-	-	221,809,327	221,809,327
	$976	$-	$221,809,327	$221,810,303

Changes in valuation techniques may also result in transfer in or out of an investment's assigned level within the hierarchy.

There were no transfers between fair value hierarchy levels during the period ended March 31, 2015.

Following is a roll forward of the Fund’s Investment in Master Fund for the period ended March 31, 2015:

PNMAC Mortgage Opportunity Fund, LP

Balance at January 1, 2015	$228,041,136
Distributions	(10,295,583)
Net investment income	4,106,460
Net change in unrealized gain on investment	2,533,062
Net realized gain on investments	(1,653,926)
Net change in Carried Interest allocated from the
Master Fund to General Partner	(921,822)
Balance at March 31, 2015	$221,809,327

Investments Held By Master Fund

Following is a summary of the Investments held by the Master Fund on March 31, 2015:

PNMAC Mortgage Opportunity Fund, LP
Schedule of Investments
March 31, 2015 (Unaudited)

INVESTMENTS - 91%*
INVESTMENTS IN NONAFFILIATES - 80%*

Description	Note Rate	State	Principal Amount	Fair Value
Mortgage loans
Mortgage Loan ID#1000043954	7.25%	FL	$2,250,000	$1,799,847
Mortgage Loan ID#1000043543	4.00%	CA	1,717,715	1,404,610
Mortgage Loan ID#1000015063	7.38%	FL	1,350,000	1,237,143
Mortgage Loan ID#1000043569	2.63%	CA	1,500,000	910,275
Mortgage Loan ID#1000015367	5.88%	IL	545,527	863,775
Mortgage Loan ID#1000043880	3.00%	OR	1,387,425	848,168
Mortgage Loan ID#1000002193	6.88%	DC	990,000	839,029
Mortgage Loan ID#1000028984	2.00%	CA	1,364,442	835,296
Mortgage Loan ID#1000043932	2.88%	MA	957,658	814,392
Mortgage Loan ID#1000027965	2.75%	CO	909,576	806,098
Mortgage Loan ID#1000000784	7.00%	CA	760,488	778,633
Mortgage Loan ID#1000035099	6.00%	NE	999,000	745,386
Mortgage Loan ID#1000015969	7.43%	MA	703,730	705,258
Mortgage Loan ID#1000034910	3.00%	CA	812,659	688,951
Mortgage Loan ID#1000016466	3.00%	CA	776,862	681,504
Mortgage Loan ID#1000043535	5.34%	NE	968,555	681,069
Mortgage Loan ID#1000016499	5.75%	NE	720,000	667,388
Mortgage Loan ID#1000043772	5.88%	FL	920,218	658,871
Mortgage Loan ID#1000015438	3.00%	AZ	739,311	655,012
Mortgage Loan ID#1000035161	7.75%	NE	632,986	653,924
Mortgage Loan ID#1000015179	4.25%	CT	883,369	651,863
Mortgage Loan ID#1000026482	2.63%	CA	745,574	645,196
Mortgage Loan ID#1000026543	6.25%	GA	731,500	621,494
Mortgage Loan ID#1000015181	6.63%	IL	869,995	611,171
Mortgage Loan ID#1000034768	3.00%	NE	673,045	607,627
Mortgage Loan ID#1000000557	6.90%	NJ	990,473	595,679
Mortgage Loan ID#1000028962	2.00%	CA	710,771	592,257
Mortgage Loan ID#1000025942	3.00%	CA	624,253	585,115
Mortgage Loan ID#1000001651	7.38%	FL	813,787	573,619
Mortgage Loan ID#1000003584	4.29%	MD	539,160	572,857
Mortgage Loan ID#1000000811	3.00%	CA	639,753	550,487
Mortgage Loan ID#1000016663	6.88%	OR	799,863	548,783
Mortgage Loan ID#1000035343	6.50%	CA	898,903	543,346
Mortgage Loan ID#1000002189	7.25%	NY	916,823	536,842
Mortgage Loan ID#1000043744	6.38%	CA	778,451	523,907
Mortgage Loan ID#1000001411	3.00%	CA	832,829	518,929
Mortgage Loan ID#1000026795	2.75%	CA	577,013	510,870
Mortgage Loan ID#1000016006	7.15%	NY	641,150	507,839
Mortgage Loan ID#1000027182	7.00%	NE	649,095	502,411
Mortgage Loan ID#1000015520	8.00%	GA	1,000,000	501,093
Mortgage Loan ID#1000043755	7.50%	MI	478,088	494,639
Mortgage Loan ID#1000002404	3.44%	NY	755,396	493,991
Other	5.52%		311,224,289	179,049,498
			348,779,732	208,614,142

Real estate acquired in settlement of loans
Real Estate Owned ID#1000015629	N/A	CA	$996,000	$1,381,000
Real Estate Owned ID#1000043536	N/A	MI	860,000	779,537
Real Estate Owned ID#1000001643	N/A	FL	621,672	775,677
Real Estate Owned ID#1000043808	N/A	FL	471,000	629,000
Real Estate Owned ID#1000026373	N/A	GA	551,935	529,900
Real Estate Owned ID#1000029360	N/A	MI	544,877	525,000
Real Estate Owned ID#1000028068	N/A	CA	485,477	525,000
Real Estate Owned ID#1000001655	N/A	NY	648,000	500,000
Other	N/A		35,897,959	18,018,321
			41,076,920	23,663,435

TOTAL INVESTMENTS IN NONAFFILIATES (Cost $197,329,341)			389,856,652	232,277,577

INVESTMENTS IN AFFILIATES - 11%*

Name of Issuer			Shares	Fair Value
Short-Term Investment
BlackRock Liquidity Funds: TempFund Institutional Shares ^			31,051,291	31,051,291

TOTAL INVESTMENTS IN AFFILIATES (Cost $31,051,291)			31,051,291	31,051,291

TOTAL INVESTMENTS (Cost $228,380,632)	263,328,868

Other assets in excess of other liabilities - 9%*	26,390,353
TOTAL PARTNERS' CAPITAL - 100%*	$289,719,221

* Percentages are stated as a percent of partners’ capital
^ Investment represents securities held or issued by related parties
All investments are in the United States of America.

Valuation Techniques and Assumptions
Investment in Master Fund

The Fund’s fair value estimate of its investment in PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) is based on the expected proportionate share of the fair value of the assets and liabilities of the Master Fund’s investments in mortgage loans and real estate acquired in settlement of loans (“REO”). Following are the valuation methods and assumptions applied in the measurement of the mortgage loans and REO held by the Master Fund.

Mortgage Loans

The mortgage loans held by the Master Fund are generally not saleable into active mortgage loan markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are generally estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

The valuation process includes the computation by stratum of the loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The Investment Manager’s financial analysis and valuation staff computes the effect on the fair value of changes in input variables such as interest rates, home prices, and delinquency status to assess the reasonableness of changes in the loan’s valuation. The results of the estimates of fair value of the Master Fund’s loans are reported to the Investment Manager’s valuation committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the effect on the loan’s fair value of changes in respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the loans’ fair value measurement. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Techniques	Key Inputs	Range (Weighted average)
Discounted cash flow	Discount rate	2.4% - 23.3%
(8.9%)
	Twelve-month housing price index change	2.6% - 5.9%
(3.8%)
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.0% - 100% (3.0%)
	Total Prepayment speed (Life total CPR) (2)	1.1% - 100%
(16.6%)

(1) Prepayment speed is measured using Constant Repayment Rate (“CRR”). (2) Prepayment speed is measured using Conditional Prepayment Rate (“CPR”).

Real Estate Acquired in Settlement of Loans

Fair value of REO is determined by using a current estimate of value from a broker’s price opinion, a full appraisal or the price given in a pending contract of sale. REO fair values are reviewed by the Investment Manager’s staff appraisers when the Master Fund obtains multiple indications of fair value and there are significant differences between the fair values received. The Investment Manager’s staff appraisers will attempt to resolve the differences between the indications of fair value. In circumstances where the appraisers are not able to generate adequate data to support a fair value conclusion, the staff appraisers will order an additional appraisal to resolve the property’s fair value.

REO may be subsequently revalued due to the Master Fund receiving greater access to the property, the property being held for an extended period or management receiving indications that the property’s value may not be supported by developing market conditions.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LLC

By (Signature and Title)  /s/ Stanford L. Kurland
                                        Stanford L. Kurland, CEO

Date   May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Stanford L. Kurland
                                        Stanford L. Kurland, CEO

Date   May 28, 2015

By (Signature and Title)  /s/ Anne D. McCallion
                                        Anne D. McCallion, CFO

Date   May 28, 2015